UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2025

PHI GROUP, INC.

(a/k/a PHILUX GLOBAL GROUP INC.)

(Exact name of registrant as specified in its charter)

Wyoming	001-38255-NY	90-0114535
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

17011 Beach Blvd., Suite 900, Huntington Beach, CA	92647
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 714-642-0571

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PHIL	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provide pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

1. Receipt of GBP 578,010,000 (equivalent to US $750,000,000) from a ultra-high-net-worth investor group as previously reported in Form 8-K’s filed with the Securities and Exchange Commission on February 21, 2024 (https://www.sec.gov/ix?doc=/Archives/edgar/data/704172/000149315224007343/form8-k.htm) and December 30, 2024 (https://www.sec.gov/ix?doc=/Archives/edgar/data/704172/000149315224052411/form8-k.htm), respectively.

On March 18, 2025, we received a total of GBP 578,010,000 (equivalent to US $750,000,000) from a ultra-high-net-worth investor group as previously reported in Form 8-K’s filed with the Securities and Exchange Commission on February 21, 2024 (https://www.sec.gov/ix?doc=/Archives/edgar/data/704172/000149315224007343/form8-k.htm) and December 30, 2024 (https://www.sec.gov/ix?doc=/Archives/edgar/data/704172/000149315224052411/form8-k.htm), respectively, in a holding account at Satvie Bank, 1001 Bishopsgate, City of London, EC2N 24AG, United Kingdom.

We are currently awaiting additional compliance review for remittance release in order to transfer the funds mentioned above to our designated account(s) for investments in selective preferred investment programs such as the Asia Diamond Exchange and the International Financial Center in Vietnam, the geomagnetic energy technology with Philux Global Energy, Inc. (www.philuxge.com) and others that are selected, investigated, advised, and/or managed by the Registrant or its subsidiaries and affiliates.

According to the Agreement, shall be entitled to collect a one-time fee of 5.00% of the Investment Fund for the setup and first year’s management and advisory fees (the “Advisory and Management Fees”). Commencing the first anniversary of the signing of this Agreement, the Investment Manager will be entitled to an annual management fee of 2.00% based on the value of the assets under management and share 30% profits from the Investment Fund.

The Investor Party warrants that the Investment Fund is unencumbered, good, clean, and cleared funds of non-criminal origin and that all anti money-laundering regulations have been strictly followed without exception in the course of the transfer and investments of the Investment Fund.

The Company intends to allocate a large portion of the Investment Fund for the initial investments in the International Financial Center and the Asia Diamond Exchange projects in Vietnam, Philux Global Energy’s geomagnetic energy technology initiatives and other select investment opportunities. In addition, the Company plans to implement its share buyback program as previously announced.

The Company also plans to allocate a portion of its first year’s management fee to pay for the necessary expenses in order to close all the other pending financing packages.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

N/A

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 11, 2025

PHI GROUP, INC. (n/k/a Philux Global Group, Inc.)
(Registrant)

By:	/s/ Henry D. Fahman
Henry D. Fahman
Chairman and CEO